SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2004

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (314) 342-3400

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

See the Exhibit Index at page 4 of this report.

Item 9. Regulation FD Disclosure.

The information in this report is being furnished under Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 20, 2004, Peabody Energy Corporation (“Peabody”) issued a press release setting forth Peabody’s first quarter 2004 earnings, and providing guidance on Peabody’s second quarter and full year 2004 forecasted results. A copy of Peabody’s press release is attached hereto as Exhibit 99.1. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly related comparable GAAP measure is attached hereto as Exhibit 99.2.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
Date: April 20, 2004	/s/ RICHARD A. NAVARRE
Richard A. Navarre
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit
No.	Description of Exhibit
99.1	Press release of Peabody Energy Corporation dated April 20, 2004.

99.2	Reconciliations of non-GAAP financial measures.

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